Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of May 23, 2016, is made by and among WL Ross Sponsor LLC (“WLRS”), the undersigned parties on the signature page hereto and WL Ross Holding Corp., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, on the date hereof, the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), among the Company, Neon Acquisition Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Blocker Merger Sub”), Neon Holding Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Blocker Merger Sub (“Company Merger Sub”), Nexeo Solutions Holdings, LLC, a Delaware limited liability company (“NS Holdings”), TPG Accolade Delaware, L.P., a Delaware limited partnership (“Blocker”), and Nexeo Holdco, LLC, a Delaware limited liability company (“New Holdco”), pursuant to which (x) Blocker Merger Sub will merge with and into Blocker and (y) Company Merger Sub will merge with and into NS Holdings (the mergers contemplated by clauses (x) and (y), together, the “Mergers”);

WHEREAS, on the date hereof, the parties hereto desire to enter into this Agreement, pursuant to which the Company shall grant to Holders certain registration rights with respect to the PIPE Shares, FPA Founder Shares, Newco Founder Shares, and Newco Exchange Shares to be transferred to the Holders and an LLC entity to be formed by WLRS (“Newco”) pursuant to that certain Subscription Agreement, dated May 23, 2016, by and among the parties hereto (the “Subscription Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I
DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information which, in the Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For these purposes, “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided that no party hereto shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Common Stock” means the shares of common stock of the Company, including the PIPE Shares, FPA Founder Shares, Newco Founder Shares, Newco Exchange Shares and any shares of common stock of the Company issuable upon the exercise of any warrant or other right to acquire shares of common stock of the Company.

“Company” has the meaning set forth in the preamble.

“Company Shares” means the shares of common stock or other equity securities of the Company, including the PIPE Shares, FPA Founder Shares, Newco Founder Shares, Newco Exchange Shares, and any securities into which such shares of common stock or other equity securities shall have been changed or any securities resulting from any reclassification or recapitalization of such shares of common stock or other equity securities.

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Excess Shares” has the meaning given to such term in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means any holder of Registrable Securities who is an undersigned party on the signature page hereto and Newco (or any party who succeeds to rights hereunder pursuant to Article III).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Issuer Public Sale” has the meaning set forth in Section 2.3(a).

“Loss” has the meaning set forth in Section 2.8(a).

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“New Holdco” has the meaning set forth in the recitals.

“Person” means any individual, partnership, limited liability company, corporation, trust, association, estate, unincorporated organization or a government or any agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 2.3(a).

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“Piggyback Request” has the meaning set forth in Section 2.3(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any PIPE Shares, FPA Founder Shares, Newco Founder Shares, Newco Exchange Shares and any other shares of common stock of the Company held by any Holder, including any securities held by any Holder that may be issued or distributed or be issuable in respect of such PIPE Shares, FPA Founder Shares, Newco Founder Shares, Newco Exchange Shares or any other shares of common stock of the Company held by any Holder by way of dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been sold to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise Transferred and new certificates for them not bearing a legend restricting Transfer under the Securities Act shall have been delivered by the Company and such securities may be publicly resold without Registration under the Securities Act without volume limitations or any other restrictions.

“Registration” means a registration with the SEC of any Company Shares for offer and sale to the public under a Registration Statement. The terms “Register” and “Registering” shall have correlative meanings.

“Registration Expenses” has the meaning set forth in Section 2.7.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-8 or any successor form thereto.

“Remaining Excess Shares” has the meaning set forth in Section 2.1(d).

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Registration” means a Registration effected pursuant to Section 2.1.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.2(c).

“SHRRA” means that certain Shareholders’ and Registration Rights Agreement, dated March 21, 2016, by and among TPG (as defined therein), WLRS and the Company.

“Transfer” means the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, encumber, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b); and “Transferred,” “Transferee” and “Transferability” shall each have a correlative meaning.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public, including any block sale to a financial institution conducted as an underwritten public offering.

“WLRS” has the meaning set forth in the preamble.

Section 1.2 Other Interpretive Provisions.

(a)  The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c) The term “including” is not limiting and means “including without limitation.”

(d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

Article II
REGISTRATION RIGHTS

Section 2.1 Demand Registration

(a) Request for Registration. Subject to the terms hereof and terms of the Registrable Securities, at any time and from time to time on or after the date the Company consummates the Business Combination, the Holders of at least a majority in interest of the then outstanding number of Registrable Securities (the “Majority Holders”) may make a written demand for Registration under the Securities Act of all or part of its Registrable Securities, which written demand shall describe the type of securities to be included in such Registration and the intended method(s) of distribution thereof, and the amount; provided that no such demand may be initiated (i) unless the aggregate value of the Registrable Securities to be offered in such offering is at least $50 million, (such written demand a “Demand Registration”) or (ii) during the pendency of a Shelf Suspension (as defined below). Subject to clause (e) below, as promptly as practicable following the Demand Registration, but in any event within thirty (30) Business Days following the Demand Registration, the Company shall file with the SEC a Registration Statement relating to the offer and sale of all Registrable Securities requested by such Holder to be included in such Registration Statement (a “Demand Registration Statement”) and which will permit the Holders of such Registrable Securities, subject to clause (d) below, to sell such Registrable Securities without regard to any volume limitation requirements under Rule 144 of the Securities Act. Under no circumstances shall the Company be obligated to effect more than two (2) Demand Registrations for all Holders with respect to any or all Registrable Securities. The participating Holders shall furnish to the Company such information in writing as the Company may reasonably request for inclusion in a Demand Registration Statement. Notwithstanding the foregoing, to the extent that all of a Holder’s Registrable Securities are Registered on a then currently effective Shelf Registration Statement, the Company shall not be required to file a Demand Registration Statement although the Majority Holders may elect to pursue an Underwritten Offering of all or part of their Registrable Securities on such Shelf Registration Statement pursuant to clauses (c) and (d) below; provided that no such Underwritten Offering may be initiated unless the aggregate value of Registrable Securities to be offered in such Underwritten Offering is at least $50 million.

(b) Effective Registration. Notwithstanding the foregoing clause (a), a Registration pursuant to a Demand Registration shall not count as a Demand Registration unless and until (i) a Demand Registration Statement filed with the Commission has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Demand Registration Statement has been declared effective, an offering of Registrable Securities thereunder is subsequently interfered with by a suspension by the Company pursuant to clause (e) below, any stop order or injunction of the Commission, federal or state court or any other governmental agency, a Demand Registration Statement shall be deemed not to have been declared effective, unless and until, (i) such suspension, stop order or injunction is lifted, removed, rescinded or otherwise terminated, and (ii) the Majority Holders affirmatively elects to continue with such Demand Registration and accordingly notifies the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Demand Registration Statement until a Demand Registration Statement that has been previously filed is terminated.

(c) Underwritten Offering. Subject to clauses (d) and (e) below, if the Majority Holders advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering conditioned upon the participating Holders’ entry into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall be obligated to conduct an Underwritten Offering no more than two (2) times and shall have the right to select the managing underwriter or underwriters to administer such offering.

(d) Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company and a representative of the Majority Holders in writing that the dollar amount or number of Registrable Securities that the Demanding Holders, taken together with all other Common Stock or other equity securities that the Company desires to sell and the Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that, in the opinion of such managing Underwriter(s), can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities that the participating Holders of the Registrable Securities have requested to be included in such Underwritten Registration and any shares of Common Stock that any parties to the SHRRA have a right to include in such Underwritten Offering pursuant to a Piggyback Request (as defined in the SHRRA) and any Remaining Excess Shares required to be included pursuant to the SHRRA (pro rata among the Holders and parties to the SHRRA that have requested to participate in such Underwritten Offering based on the relative number of securities requested to be included therein then held by each such holder or required to be included therein with respect to the Remaining Excess Shares) that may be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), any other Common Stock or other equity securities that the Company desires to sell and the Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell.

(e) Suspension of Registration. If the filing or use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt prior written notice of such action to the Holders, suspend the filing or use of a Demand Registration Statements (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than one time during any twelve (12)-month period, or (ii) for a period exceeding ninety (90) days on any one occasion. In the case of a Demand Suspension, upon receipt of the notice referred to above, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities. The Company shall immediately notify the Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectuses, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Company shall, if necessary, supplement or make amendments to any Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Securities then outstanding.

(f) Demand Registration Withdrawal. The Majority Holders initiating a Demand Registration, shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their the Registrable Securities pursuant to such Demand Registration.

Section 2.2 Shelf Registration.

(a) Filing. As promptly as practicable following the completion of the Mergers, but in any event within fifteen (15) Business Days following the Mergers, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities that will permit the Holders of such Registrable Securities to sell such Registrable Securities without regard to any volume limitation requirements under Rule 144 of the Securities Act. As promptly as practicable thereafter, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act. The Holders shall furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Shelf Registration Statement.

(b) Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement is filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) (such period of effectiveness, the “Shelf Period”). Subject to Section 4.1(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the Registrable Securities covered thereby not being able to be offered and sold pursuant to the Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

(c) Subsequent Shelf Registration. If the Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Shelf Period, the Company shall use its reasonable best efforts to as promptly as is reasonably practicable cause the Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of the Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend the Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time of the Registrable Securities. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective and usable until the end of the Shelf Period. Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 or Form S-1 or another appropriate form (at the option of the Company) and shall provide for the registration of the Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders.

(d) Suspension of Registration. If the continued use of the Shelf Registration Statement (or a Subsequent Shelf Registration) at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt prior written notice of such action to the Holders, suspend use of the Shelf Registration Statements (or a Subsequent Shelf Registration) (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve (12)-month period, or (ii) for a period exceeding ninety (90) days on any one occasion. In the case of a Shelf Suspension, upon receipt of the notice referred to above, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectuses, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Company shall, if necessary, supplement or make amendments to any Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Securities then outstanding.

Section 2.3 Piggyback Rights.

(a) Participation. If the Company at any time proposes to conduct an Underwritten Offering of its equity securities for its own account or for the account of any other Persons (other than an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (an “Issuer Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of such Issuer Public Sale), the Company shall give written notice (a “Piggyback Notice”) of such proposed Issuer Public Sale to all the Holders of Registrable Securities. Subject to the terms of the SHRRA and the terms of the Registrable Securities, the Piggyback Notice shall offer Holders of Registrable Securities the opportunity to include in such Issuer Public Sale the number of Registrable Securities as they may request in writing; provided that each Piggyback Request (as defined below) must include at least a number of Registrable Securies equal to the lesser of (a) Registrable Securities with an aggregate value of at least $10 million at the time of such Piggyback Request and (b) all of such Holder’s remaining Registrable Securities, unless such Holder is otherwise permitted to sell its Registrable Securities pursuant to Rule 144 under the Securities Act without volume limitations or other restrictions on Transfer thereunder. The Company shall use commercially reasonable efforts to include in each such Issuer Public Sale such Registrable Securities for which the Company has received written requests for inclusions therein (“Piggyback Request”) within three (3) Business Days after sending the Piggyback Notice. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Issuer Public Sale, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Issuer Public Sale, all upon the terms and conditions set forth herein; provided that such withdrawal request must be made in writing prior to the initial offer of securities in the Issuer Public Sale.

(b) Priority of Piggyback. If the managing underwriter or underwriters of any Issuer Public Sale informs the Company in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering, including any Remaining Excess Shares required to be included in such Issuer Public Sale pursuant to the SHRRA, exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be prioritized pursuant to Section 4.2(c) of the SHRRA (Priority of Piggyback).

Section 2.4 Black-out Periods for Underwritten Offerings initiated by the Holders and Issuer Public Sales. In the event of an Underwritten Offering initiated by any Holder pursuant to Section 2.1(c) of this Agreement or an Issuer Public Sale of the Company’s equity securities in an Underwritten Offering, the Holders of Registrable Securities agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Underwritten Offering, if permitted) that are the same as or similar to those being offered in such Underwritten Offering, or any securities convertible into or exchangeable or exercisable for such securities, and agree to become bound by and execute and deliver a lock-up agreement with respect to such restrictions, during the period beginning seven (7) days before and ending ninety (90) days (or such lesser periods as may be permitted by the Company or such managing underwriter or underwriters) after, the date of the final Prospectus relating to such Underwritten Offering, to the extent timely notified in writing by the Company or the managing underwriter or underwriters; provided that such restrictions shall not apply to (i) securities acquired in the public market subsequent to the Underwritten Offering, (ii) distributions-in-kind to a Holder’s partners or members or (iii) Transfers to Affiliates, but only if such Affiliates agree to be bound by the restrictions herein.

Section 2.5 Registration Procedures.

(a) In connection with the Company’s Registration obligations under Sections 2.1, 2.2 and 2.3, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, furnish to the underwriters, if any, and to the Holders of the Registrable Securities, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel;

(ii) as soon as reasonably practicable file with the SEC a Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statements to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statements and supplements to the Prospectus or any Issuer Free Writing Prospectus as may be (w) necessary to permit sales to be made pursuant to such Registration Statements, (x) reasonably requested by the Holders of a majority of participating Registrable Securities, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) notify the participating Holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus, any amendment or supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to such Issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, such Prospectus, such Issuer Free Writing Prospectus or for additional information (whether before or after the effective date of the Registration Statement), (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Company of any notification with respect to the suspension of any Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify the selling Holder of Registrable Securities, as applicable, and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of any Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii) furnish to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, each Issuer Free Writing Prospectus and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto or Issuer Free Writing Prospectus);

(x) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by the terms hereof, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) if requested, cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders of the Registrable Securities or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) if requested, not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities, and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, with respect to the sale of any Registrable Securities in an Underwritten Offering, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings similar to the offering then being undertaken;

(xv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Holders of at least a majority of any Registrable Securities being sold or the managing underwriter or underwriters of any offering of Registrable Securities, if any, or a broker, placement agent or other agent of the Holder, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvi) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or underwriters of any offering of Registrable Securities, if any, an opinion or opinions from counsel for the Company, including any customary negative assurances letters, dated the pricing or closing date of the applicable offering or sale (in the case of an offering with the assistance of a broker, placement agent or other agent of the Holder) or, in the event of an Underwritten Offering, the date the Registrable Securities are delivered to the Underwriters for sale, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(xvii) obtain for delivery to the Company and the managing underwriter or underwriters of any offering of Registrable Securities, if any, or a broker, placement agent or other agent of the Holder, if any, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters, if any, or a broker, placement agent or other agent of the Holder, if any, reasonably request, dated (i) the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement in the case of an Underwritten Offering and (ii) the pricing or closing date of the applicable offering or sale in the case of a broker, placement agent or other agent of the Holder, if any;

(xviii) cooperate with each seller of Registrable Securities and each underwriter of any offering of Registrable Securities, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xix) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(xxii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the majority of the Holders of Registrable Securities covered by the applicable Registration Statement, by any underwriter participating in any disposition of any Registrable Securities to be effected pursuant to such Registration Statement and by any attorney, accountant, broker, placement agent or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, however, that any such Person gaining access to information regarding the Company pursuant to this Section 2.5(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company which the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (v) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (w) disclosure of such information, in the opinion of counsel to such Person, is otherwise required by law, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (z) such information is independently developed by such Person;

(xxiii) in the case of a marketed Underwritten Offering of Registrable Securities, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxv) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Sections 2.1, 2.2 or 2.3 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xxvi) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(b) To the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(c) The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(a)(v), such holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.5(a)(v), or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or such Issuer Free Writing Prospectus contemplated by Section 2.5(a)(v) or is advised in writing by the Company that the use of the Prospectus may be resumed.

(e) If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Holder.

(f) Holders may seek to register different types of Registrable Securities simultaneously and the Company shall use its reasonable best efforts to effect such Registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

Section 2.6 Underwritten Offerings.

(a) Demand Registration Offering. If requested by the underwriters for any Underwritten Offering with respect to the offering and sale of any Registrable Securities pursuant to a Demand Registration, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, and, if applicable, participating Holders and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.8. In such Underwritten Offering, the Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders of Registrable Securities as are customarily made by issuers to selling stockholders in underwritten public offerings similar to the applicable Underwritten Offering and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the power and authority of such Holder to enter into the transaction, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(b) Piggyback Offering. If the Company proposes to distribute equity securities in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder of Registrable Securities pursuant to Section 2.3, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders of Registrable Securities as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities and such Holder’s intended method of distribution or any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering.

(c) Participation in Underwritten Registrations. Subject to the provisions of Section 2.6(a) and (b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.1, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the participating Holders. In addition, in the case of any Underwritten Offering, each of the Holders may withdraw their request to participate in the Registration pursuant to Section 2.1 or 2.3 after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

Section 2.7 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of legal counsel selected by the Majority Holders, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xii) all expenses related to the “road-show” for any Underwritten Offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by issuers.

Section 2.8 Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, each shareholder, member, limited or general partner thereof, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution of Registrable Securities, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Selling Holder of Registrable Securities. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 2.8(d). The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (w) the indemnifying party has agreed in writing to pay such fees or expenses, (x) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (y) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (z) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.8(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.8 is unavailable to an indemnified party (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 2.8) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.8(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.8(a) and 2.8(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), in connection with any Registration Statement filed by the Company, a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 2.8(b). If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.8(a) and 2.8(b) hereof without regard to the provisions of this Section 2.8(d). The remedies provided for in this Section 2.8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 2.9 Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 2.10 Termination. The registration rights provided for in this Article II shall terminate upon the earlier of the sale, transfer, or forfeiture, as applicable, of all Registerable Securities, except for the provisions of Sections 2.8 and 2.9, which shall survive any such termination.

Section 2.11 Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed registration statement may be amended to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Company has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

Article III
GENERAL PROVISIONS

Section 3.1 Assignment; Benefit.

(a) The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto. Any such assignee may not again assign those rights, other than in accordance with this Article III. Any attempted assignment of rights or obligations in violation of this Article III shall be null and void.

(b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and there shall be no third-party beneficiaries to this Agreement other than the indemnitees under Section 2.8 and the TPG Representative under Section 3.3(a).

Section 3.2 Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.3 Entire Agreement; Amendment. i) This Agreement, the Subscription Agreement, the LLC Agreement, the SHRRA, and any schedules, exhibits, annexes with respect to the foregoing, sets forth the entire understanding and agreement between the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. No provision of this Agreement may be amended, modified or waived in whole or in part at any time without the express written consent of the Company, the Majority Holders and, for so long as TPG (as defined in the SHRRA) has consent rights with respect to the entry by the Company into new registration rights agreements under Section 4.6 of the SHRRA, the TPG Representative (as defined in the SHRRA), which consent shall not be unreasonably withheld.

(b) No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 3.4 Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 3.5 Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery (and such notice shall be deemed to have been duly given, made or delivered (a) on the date received, if delivered by personal hand delivery, (b) on the date received, if delivered by facsimile transmission, by electronic mail or by registered first-class mail prior to 5:00 p.m. prevailing local time on a Business Day, or if delivered after 5:00 p.m. prevailing local time on a Business Day or on other than a Business Day, on the first Business Day thereafter and (c) two (2) Business Days after being sent by air courier guaranteeing overnight delivery), addressed to the parties hereto at the following addresses (or at such other address for a party hereto as shall be specified by like notice):

if to the Undersigned Parties, to:

First Pacific Advisors, LLC
11601 Wilshire Blvd.
Suite 1200
Los Angeles, California 90025
Attention: Leora R. Weiner; lweiner@fpafunds.com
Fax: [●]

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park

Bank of America Tower

New York, New York 10036
Attention: Douglas Rappaport
Facsimile: (212) 872-1002

if to WLRS or Newco, to:

WL Ross Sponsor LLC
1166 Avenue of the Americas
New York, New York 10036
Telecopy: (212) 278-9845
Attention: Wilbur L. Ross, Jr.

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Suite 1400

Palo Alto, California 94301

Attention: Thomas J. Ivey

Facsimile: (650) 798-6549

if to the Company to:

WL Ross Holding Corp.
1166 Avenue of the Americas
New York, New York 10036
Telecopy: (212) 278-9845
Attention: Wilbur L. Ross, Jr.

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Suite 1400

Palo Alto, California 94301

Attention: Thomas J. Ivey

Facsimile: (650) 798-6549

Section 3.6 Governing Law. THIS AGREEMENT AND ANY RELATED DISPUTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

Section 3.7 Jurisdiction. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE FOREGOING COURTS MAY BE ENFORCED IN ANY JURISDICTION.

Section 3.8 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO WAIVES, AND COVENANTS THAT SUCH PARTY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF ANY PARTY HERETO OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company or any party hereto may file an original counterpart or a copy of this Section 3.8 with any court as written evidence of the consent of the parties hereto to the waiver of their rights to trial by jury.

Section 3.9 Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

WL ROSS HOLDING CORP.

By:	/s/ Wilbur L. Ross, Jr
Name: Wilbur L. Ross, Jr.
Title: Chairman and Chief Executive Officer

WL ROSS SPONSOR LLC

By:	/s/ Wilbur L. Ross, Jr.
Name: Wilbur L. Ross, Jr.
Title: Manager

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

FIRST PACIFIC ADVISORS, LLC,
on behalf of one or more clients

By:	/s/ J. Richard Atwood
Name: J. Richard Atwood
Title: Managing Partner

[Signature page to Registration Rights Agreement]